UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2023

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2023, Royal Caribbean Cruises Ltd. (the “Company”) announced that Lisa Lutoff-Perlo will transition from her role as President and Chief Executive Officer of Celebrity Cruises to Vice Chairman, External Affairs for the Royal Caribbean Group, effective as of May 1, 2023 (the “Effective Date”).

In connection with this transition, we have entered into an agreement, dated as of March 31, 2023 (the “Agreement”), with Ms. Lutoff-Perlo pursuant to which she will serve as Vice Chairman, External Affairs and provide transition services to the Company during the period commencing on the Effective Date until April 25, 2024. In exchange for these services, she will receive an annual base salary of $360,000 and remain eligible to receive a bonus under our Executive Short-Term Bonus Plan on the terms previously approved by the Talent and Compensation Committee for 2023. She will also continue to participate in the Company’s benefits plans and programs in accordance with their terms and eligibility requirements.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

In connection with Ms. Lutoff-Perlo’s transition, she will be entitled to receive severance payments and benefits in accordance with the terms and conditions of her existing employment agreement with the Company, dated August 3, 2015, as previously filed with the Securities and Exchange Commission on February 23, 2017 as Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Item 7.01	Regulation FD Disclosure

On April 6, 2023, the Company issued a press release announcing Ms. Lutoff-Perlo’s transition from her role as President and Chief Executive Officer of Celebrity Cruises. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d) Financial Statements and Exhibits

Exhibit 99.1 Press Release dated April 6, 2023

Exhibit 104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	April 6, 2023	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
		Title:	Senior Vice President, Chief Legal Officer & Secretary